DIRECTORS
J. MORTON DAVIS
JUDAH FEINERMAN
JEROME FISCH
DOV PERLYSKY
LEONARD TOBOROFF


OFFICERS
J. MORTON DAVIS, CHAIRMAN OF THE BOARD
  AND PRESIDENT
DAVID NACHAMIE, SECRETARY
GILBERT JACKSON, TREASURER

CUSTODIAN

FLEET NATIONAL BANK
210 MAIN STREET, HACKENSACK, NJ 07602


TRANSFER AGENT

CONTINENTAL STOCK TRANSFER & TRUST CO.
17 BATTERY PLACE, NEW YORK, NY 10004
212-509-4000


INDEPENDENT ACCOUNTANTS

EISNER, LLP
750 THIRD AVENUE
NEW YORK, NY 10017

ENGEX, INC.
44 WALL STREET
NEW YORK, NY 10005
212-495-4200




ENGEX, INC.

FINANCIAL STATEMENTS
AND
ANNUAL REPORT
YEAR ENDED
SEPTEMBER 30, 2002

ENGEX, INC. IS LISTED ON THE
AMERICAN STOCK EXCHANGE (AMEX)
SYMBOL EGX.

                                   ENGEX, INC.
                                 44 WALL STREET
                            NEW YORK, NEW YORK 10005
                                 (212) 495-4200

                                                               December 12, 2002
Dear Engex Shareholder:

     Once again we are living through difficult times, what with the economy still struggling to recover from the dual blows of September 11 and the meltdown of the stock market resulting from the bursting of the high tech bubble.

     However as King Solomon so wisely counseled, "this too shall pass" and we will surely once again experience a renewed bull market. Furthermore, as Winston Churchill so brilliantly suggested, "success is nothing more than going from failure to failure without loss of enthusiasm." Stay enthused.

     I remain enthused and tremendously upbeat about our major position, Enzo Biochem, which less than two years ago traded at over $110 a share. And although there are always substantial risks when investing in an emerging biotech company, based on Enzo's growing revenues and earnings and their potentially phenomenal therapeutic and diagnostic product developments, I feel it can once again attain that level and, indeed, if their AIDS drug or Crohn's Disease drug prove to be the kind of medical breakthrough they believe it is, then the share price could exceed those earlier levels as it becomes the next major Biotech success and one of the leaders in the next market cycle.

     Keep your fingers crossed. We may actually finally be rewarded for our steadfast patience. You should be advised that because of my optimism on Enzo, members of my family and I personally have substantial positions in Enzo's stock, in addition to the position held by your fund.

     Thank you for your continued confidence and patience which the future rewarding returns we hope to produce will serve to justify.



                                                             Sincerely,


                                                             J. Morton Davis

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To The Stockholders and
  Board of Directors of Engex, Inc.

     We have audited the accompanying statement of assets and liabilities of Engex, Inc., including the schedule of portfolio investments, as of September 30, 2002, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and selected per share data and ratios for each of the three years in the period then ended. These financial statements and selected per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and selected per share data and ratios based on our audits. The selected per share data and ratios for the years ended September 30, 1998 and 1999 were audited by other auditors whose report, dated November 5, 1999, expressed an unqualified opinion on such information.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As discussed more fully in Note 1, the financial statements include investments valued at $2,592,462 (21% of total assets and 41% of net assets), whose fair values have been estimated by the Company's Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at its estimate of fair value of such investments and have inspected underlying documentation. In our opinion, the documentation is insufficiently comprehensive to determine the investments' estimated fair values. The effect on the financial statements of not applying adequate valuation procedures is not readily determinable.

     In our opinion, except for the effects on the financial statements and selected per share data and ratios of the valuation of investments determined by the Board of Directors, as described in the preceding paragraph, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Engex, Inc. as of September 30, 2002, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Eisner LLP

New York, New York
November 5, 2002

                                   ENGEX, INC.


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002

ASSETS:
  Investment in securities at market value (identified
    cost--$11,855,137) (Notes 1(a), (c) and 5) ..................  $9,592,442
  Private Investments (identified cost--$2,971,254) (Note 7) ....   2,592,462
  Current income taxes receivable (Notes 1(b) and 4) ............     382,117
  Other assets ..................................................      46,941
                                                                   ----------
        TOTAL ASSETS ............................................                     $12,613,962

LIABILITIES
  Securities sold, but not yet purchased, at market value
    (proceeds--$20,089) .........................................         300
  Accrued expenses ..............................................      60,961
  Loan Payable (Notes 5, 6 and 7) ...............................   1,981,336
  Loan Payable to Chairman (Note 2) .............................   4,220,943
                                                                   ----------
        TOTAL LIABILITIES .......................................                       6,263,540
                                                                                      -----------

COMMITMENT AND CONTINGENCIES (Note 7)

NET ASSETS APPLICABLE TO OUTSTANDING COMMON SHARES ..............                     $ 6,350,422
                                                                                      ===========

NET ASSET VALUE PER SHARE .......................................                     $      6.50
                                                                                      ===========

NET ASSETS APPLICABLE TO OUTSTANDING COMMON SHARES:

  Common stock--$.10 par value:
  Authorized--2,500,000 shares, Issued--977,223 common shares ...                          97,722
  Additional paid-in capital ....................................                       9,669,680
  Unrealized depreciation on investments ........................                     (2,621,697)
  Cumulative net realized loss from investment transactions .....                     (1,845,828)
  Undistributed net investment income ...........................                       1,050,545
                                                                                      -----------
NET ASSETS ......................................................                     $ 6,350,422
                                                                                      ===========


         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS STATEMENT.



                                   ENGEX, INC.


SCHEDULE OF PORTFOLIO INVESTMENTS

September 30, 2002

                                               NUMBER OF
                                                 SHARES             MARKET VALUE
                                             --------------   ------------------------
COMMON STOCK (151.05%)
Biotechnology (139.40%)
  Enzo Biochem, Inc.*(a) ...................     601,813      $8,605,901
  Keryx Biopharmaceutical*(a) ..............     189,600         246,480    $8,852,381
                                                              ----------
Technology (0.13%)
  Silverstar Holdings Ltd.* ................      51,600                         8,256

Gaming Industry (9.56%)
  American Vantage Company* ................     474,500                       607,360

Telecommunications (0.02%)
  U.S. Wireless Corp* ......................      47,600
  Gilat Satellite Networks Ltd*(a) .........       3,000           1,385         1,385
                                                              ----------
Distribution (0.81%)
  U.S. China IND Exchange*(a) ..............       7,381                        51,667

Financial Services (0.09%)
  Techsys Inc.* ............................      38,800                         5,820

Environmental (1.04%)
  U.S. Home & Garden, Inc.* ................     215,900                        65,573
                                                                            ----------
      TOTAL MARKETABLE SECURITIES
        (151.05%)
      TOTAL INVESTMENT IN COMMON STOCK
        (COST--$11,855,137) ................                                $9,592,442
                                                                            ==========


SCHEDULE OF PORTFOLIO INVESTMENTS

SEPTEMBER 30, 2002
(CONTINUED)


  PRIVATE INVESTMENTS*
Etilize Inc. ...................................    506,756                    $  375,000
GMP Companies ..................................     50,000                       990,000
Openreach.com (b) ..............................  2,780,623                     1,077,462
Surgivision Series A Pfd .......................    300,000                       150,000
                                                                               ----------
    TOTAL PRIVATE INVESTMENTS (40.82%)
      (COST)--$2,971,254)                                                      $2,592,462
                                                                               ==========
Securities sold, not yet purchased (0.01%) (a)
Call Enzo Biochem Jan 38.125 Expire 1/18/03 ....      2,000 shares             $     (300)
                                                                               ----------
      LIABILITY FOR OPTIONS WRITTEN
        (PROCEEDS--$20,089) ....................                               $     (300)
                                                                               ==========


-----------

*    Nonincome-producing securities

(a)  Pledged as collateral for loan payable

(b)  Affiliate as defined in the Investment Company Act of 1940


         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS STATEMENT.

                                   ENGEX, INC.


STATEMENT OF OPERATIONS

For the Year Ended September 30, 2002

INVESTMENT (LOSS):
Income:
  Dividends ........................................ $      1,030
  Miscellaneous ....................................          600
                                                     ------------
      Total Income .................................               $      1,630

Expenses:
  Custodian and transfer fees ......................       26,394
  Professional fees ................................      120,856
  Shareholders' reports and printing ...............       34,114
  Directors' fees and expenses .....................       21,000
  Other taxes ......................................          759
  Insurance ........................................       45,400
  Management fees ..................................       96,846
  Interest expense .................................      152,414
  Miscellaneous ....................................        3,419
                                                     ------------
      Total Expenses ...............................                    501,202
                                                                   ------------
INVESTMENT (LOSS) BEFORE BENEFIT FOR INCOME TAXES ..                   (499,572)
INCOME TAX BENEFIT .................................                    200,804
                                                                   ------------
NET INVESTMENT (LOSS) ..............................                   (298,768)
                                                                   ------------
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
Realized (loss) from security transactions:
  Proceeds from sales ..............................    1,045,472
  Cost of securities sold ..........................    1,429,053
                                                     ------------
                                                         (383,581)
Income tax benefit .................................      141,925
                                                     ------------
Net realized (loss) ................................                   (241,656)
Unrealized appreciation (depreciation) on investments:
  Beginning of period ..............................      710,270
  End of period ....................................   (2,621,697)
                                                     ------------
                                                       (3,331,967)
Deferred income tax benefit ........................      262,800
                                                     ------------
NET UNREALIZED LOSS ................................                 (3,069,167)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ....                 (3,310,823)
                                                                   ------------
NET (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS .......................................               $ (3,609,591)
                                                                   ============


         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS STATEMENT.

                                   ENGEX, INC.


STATEMENT OF CHANGES IN NET ASSETS

For The Years Ended September 30, 2002 and 2001

                                                        2002           2001
                                                    ------------   ------------

FROM INVESTMENT ACTIVITIES:

  Net investment (loss) ..........................  $   (298,768)  $   (626,676)

  Net realized (loss) on securities transactions .      (241,656)      (174,266)

  Net unrealized (loss) from investment activities    (3,069,167)   (16,107,324)
                                                    ------------   ------------

NET (DECREASE) IN NET ASSETS .....................    (3,609,591)   (16,908,266)

NET ASSETS--BEGINNING OF PERIOD ..................     9,960,013     26,868,279
                                                    ------------   ------------
NET ASSETS--END OF PERIOD ........................  $  6,350,422   $  9,960,013
                                                    ============   ============


         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS STATEMENT.

                                   ENGEX, INC.


STATEMENT OF CASH FLOWS

Year Ended September 30, 2002


CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
  Net investment (loss) .....................................................   $  (298,768)
  Net realized and unrealized (loss) on investments .........................    (3,310,823)
  Adjustments to reconcile net loss to net cash used in operating activities:
    Deferred income tax benefit .............................................      (262,800)

  Change in operating assets:
  Securities owned ..........................................................     2,512,749
  Investments at fair value .................................................     1,875,912
  Current income taxes receivable ...........................................        58,194
  Other assets ..............................................................       (17,801)

  Change in operating liabilities:
  Accounts payable and accrued expenses .....................................      (115,011)
  Securities sold, but not yet purchased ....................................        (2,640)
                                                                                -----------
    Net cash provided by operating activities ...............................       439,012

CASH FLOWS USED IN FINANCING ACTIVITIES:
  Advances from Chairman -- Net .............................................       692,943
  Payments on loans payable .................................................    (1,131,955)
                                                                                -----------
  Net cash used in financing activities .....................................      (439,012)
                                                                                -----------
  Net increase (decrease) in cash and balance at beginning and
    end of the year .........................................................          --
                                                                                ===========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid for interest ....................................................   $   152,414
                                                                                ===========



         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS STATEMENT.

                                   ENGEX, INC.

                          NOTES TO FINANCIAL STATEMENTS


NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     Engex Inc. ("The Fund") is registered under the Investment Company Act of 1940, as a nondiversified, closed-end investment company (see Note 7). The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     (a) SECURITY VALUATION--Investments in securities traded on a national securities exchange are valued at the last reported sales price on September 30, 2002. Securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price.

          Investments for which quotations are not readily available are valued at fair value, as determined by the Board of Directors. The estimated fair values may differ from the values that would have been used had a liquid market existed, and such differences could be significant.

     (b) FEDERAL INCOME TAXES--The Fund no longer qualifies under subchapter M of the Internal Revenue Code as a regulated investment company, and, accordingly, is taxed as a regular corporation.

     (c) OTHER--As is common in the industry, security transactions are accounted for on the trade date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     (d) USE OF ACCOUNTING ESTIMATES-- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (e) RECLASSIFICATION--During 2002, prior year losses in the amount of $5,369,507 were reclassified on the statement of assets and liabilities from unrealized depreciation on investments to cumulative net realized loss from investment transactions.

NOTE 2. INVESTMENT ADVISOR AND TRANSACTIONS WITH AFFILIATED PERSONS

     The Fund has entered into an investment advisory agreement (the "Agreement") with American Investors Advisors, Inc. ("Advisors"), which is wholly owned by an officer of the Fund. Certain officers of Advisors are also officers of the Fund. Under the Agreement, Advisors serves as the investment advisor of the Fund for a fee computed at an annual rate of 1.0% of the Fund's average weekly net assets. For the year ended September 30, 2002, Advisors earned a management fee of $96,846, of which $6,011 was due to Advisors at September 30, 2002 and is included in accrued expenses in the accompanying statement of assets and liabilities.

     In order to avoid realizing losses from the liquidation of security positions, the Fund obtained an unsecured, interest free loan from an officer of the Fund that was used to repay a portion of the loan payable to its custodian bank. At September 30, 2002, the loan payable to the officer was $4,220,943 and was payable on demand. In addition, an affiliate which is wholly owned by the same officer of the Fund, pledged collateral ($542,500 at September 30, 2002) to the custodian bank in the form of securities that it owns. The affiliate retains ownership of the collateral securities, may demand return of the securities at any time and does not receive any interest from the Fund.

                                   ENGEX, INC.

     OpenReach.com, Inc. is an affiliate as defined in the Investment Company Act of 1940. Unrealized depreciation related to this affiliate was $973,642 at September 30, 2002.

NOTE 3. PORTFOLIO TRANSACTIONS

     The following summarizes the securities transactions by the Fund for the year ended September 30, 2002:

                     Purchases ...............   $  375,000
                                                 ==========
                     Sales ...................   $1,045,472
                                                 ==========

NOTE 4. INCOME TAXES

     Deferred tax reflects the impact of temporary differences between the amounts of assets and liabilities recorded for financial reporting purposes and such amounts as measured in accordance with tax laws.

     The Fund provides deferred federal, state and local income taxes on unrealized appreciation or depreciation on investments, based on the regular corporate tax rates.

     The following is a summary of the components of the Fund's income tax benefit at September 30, 2002:

          Current
            Federal ......................................   $ 313,922
            State and local ..............................      28,807
                                                             ---------
                                                             $ 342,729
                                                             =========
          Deferred:
            Federal ......................................   $ 241,492
            State and local ..............................      21,308
                                                             ---------
                                                             $ 262,800
                                                             =========

     At September 30, 2002, the Company had a deferred tax asset of $970,000 arising from unrealized losses on securities investments which was fully offset by a valuation allowance due to the uncertainty of future realization. The effective tax rate for the Fund's income tax benefit is reconcilable to the federal statutory tax rate, as follows:

         Statutory rate ..........................................   34%
         State & local, net of federal
           tax benefit ...........................................    3%
         Valuation allowance .....................................  (23%)
                                                                    ---
                                                                     14%
                                                                    ===

NOTE 5. BORROWINGS

     The Custodian bank makes margin loans to the fund. Such loans bear interest at a rate which varies with the bank's prime lending rate. The interest paid during the year ranged from a rate of 4.25% to 6.25% with a weighted average interest rate of 4.52%. The maximum loan outstanding and the weighted average amount of loans (computed on a monthly basis) during the year follows:

                                                   LOANS OUTSTANDING
                                               -----------------------
                                                              AVERAGE
                                                 MAXIMUM     WEIGHTED
                           LENDER                 AMOUNT      AMOUNT
                           ------              ----------   ----------
           Custodian Bank ...................  $4,414,655   $3,261,658
                                               ==========   ==========
           Chairman .........................  $4,220,943   $3,278,000
                                               ==========   ==========

     At September 30, 2002, the loan payable to the custodian bank was $1,981,336 and was collateralized by certain Fund investment securities aggregating $8,905,128 and other securities (see note 2).

NOTE 6. FAIR VALUE OF FINANCIAL INSTRUMENTS

     Investments in securities are carried at market value or estimated fair value. Management has estimated that the carrying amount of the Fund's loan payable to the Custodian bank approximates fair value due to the variable interest rate of the loan. Management has determined that it is not practical to estimate the fair value of the Fund's loan payable to the Chairman.

     Fair value estimates are made at a specific point in time, are subjective in nature, and involve uncertainties and matters of significant judgment. Settlement of the Fund's debt obligations at fair value may not be possible and may not be a prudent management decision.

NOTE 7. CONCENTRATIONS OF CREDIT RISK

     The Fund presently intends to seek investment opportunities in one or more additional companies in which it would acquire a controlling interest. While such acquisitions are likely to bring the Fund closer to its expressed intention of seeking to deregister under the Investment Company Act of 1940, they are likely to require a substantial investment of the Fund's assets, and a further concentration of the Fund's investments in particular companies or industries. Such concentration will increase the risk of loss to the Fund as a result of the negative results or financial condition of any particular company and/or industry.

     The Fund has borrowed funds in connection with its investment portfolio, and plans to continue to do so, and to consider various alternative means of doing so which may be available to it. Such borrowings are presently limited by certain asset coverage requirements under the Investment Company Act of 1940. By increasing the amount of such leverage utilized by the Fund, opportunities may be enhanced, but certain risks are created, including a higher volatility of the net asset value of the Fund's common stock and a potentially higher volatility in its market value. When monies are borrowed by the Fund, creditors have a fixed dollar claim on the Fund's assets and income which is prior to any claims of the stockholders; therefore, any decline in the value of the Fund's assets or the income it receives will cause the net asset value of the Fund's stock and any income available to it to decline more sharply than if there were no such prior claims.

                                   ENGEX, INC.

                                                                      SCHEDULE 1

          SUPPLEMENTARY INFORMATION--SELECTED PER SHARE DATA AND RATIOS


Selected data for each share of Capital Stock outstanding throughout each year:


                                                            YEARS ENDED SEPTEMBER 30,
                                               --------------------------------------------------
                                                 2002       2001       2000      1999       1998
                                               -------    -------    -------   -------    -------
Investment Income (Loss) .................     $  0.00    $  0.01    $  1.31   $  0.04    $  0.01
                                               -------    -------    -------   -------    -------
Expenses:
  Interest ...............................        0.16       0.42       0.20      0.01       0.05
  Other ..................................        0.36       0.53       0.49      0.45       0.54
                                               -------    -------    -------   -------    -------
        Total expenses ...................        0.52       0.95       0.69      0.46       0.59
                                               -------    -------    -------   -------    -------
Investment income (loss) before income tax
  (benefit) ..............................       (0.52)     (0.94)      0.62     (0.42)     (0.58)
                                               -------    -------    -------   -------    -------
Deferred and current income tax (benefit)        (0.21)     (0.30)      0.24     (0.15)     (0.19)
                                               -------    -------    -------   -------    -------
Net Investment income (loss) .............       (0.31)     (0.64)      0.38     (0.27)     (0.39)
                                               -------    -------    -------   -------    -------
Realized and unrealized gain (loss before
  provision (benefit) for income taxes ...       (3.80)    (26.86)     20.43     10.10      (9.03)
Deferred and current income tax provision
  (benefit) ..............................       (0.42)    (10.20)      7.52      3.30      (2.49)
                                               -------    -------    -------   -------    -------
Net realized and unrealized gain (loss) ..       (3.38)    (16.66)     12.91      6.80      (6.54)
                                               -------    -------    -------   -------    -------
Net increase (decrease) in net asset value       (3.69)    (17.30)     13.29      6.53      (6.93)

Net asset value:
  Beginning of year ......................       10.19      27.49      14.20      7.67      14.60
                                               -------    -------    -------   -------    -------
  End of year ............................     $  6.50    $ 10.19    $ 27.49   $ 14.20    $  7.67
                                               =======    =======    =======   =======    =======

Number of shares outstanding at end of year    977,223    977,223    977,223   977,223    977,223
                                               =======    =======    =======   =======    =======

Market value at year end .................     $  6.18    $ 10.50    $ 29.50   $ 13.75    $  7.50
Average debt per share ...................     $  6.69    $  7.37    $  3.09   $  0.34    $  0.78

Ratios:
  Expense to average net assets ..........        6.15%      5.72%      3.32%     4.52%      5.78%
  Net investment income (loss) to average
   net assets ............................       (3.10%)    (3.85%)     1.83%    (2.71%)    (2.02%)
  Portfolio turnover .....................         2.3%     11.34%     21.54%    33.63%     16.24%
Total Return (a) .........................      (41.14%)   (64.41%)   114.55%    83.33%    (25.89%)


------------

(a) Total Return. A periodic measure of a fund's overall change in value, which assumes the reinvestment of dividends and capital gain distributions.